Commitments and Contingencies - Amounts of Assets Under Capitalized Lease Agreements are Included in Property and Equipment and Other Long-Term Assets and Related Obligations are Included in Debt (Detail) (USD $)
In Thousands, unless otherwise specified
	Dec. 31, 2012	Dec. 31, 2011
Capital Leased Assets [Line Items]
Property and equipment	$ 3,748	$ 3,761
Other long-term assets	130	130
Accumulated depreciation	(1,952)	(1,411)
Net assets under capital leases	$ 1,926	$ 2,480